EXHIBIT 99.1


EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================


                                       Percent of
                          Principal    Principal                                                % NOO &                     % Second
Product Type    Count      Balance      Balance     WAC     CLTV   Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80    Lien
ARM            1,653    244,942,902.52   37.46     7.5712  85.875   3      61.455     14.596     4.691      628   64.740       0.000
Fixed          2,768    318,882,473.66   48.77     7.7235  87.246   2      77.692     13.572     6.497      639   72.638       5.231
Balloon          882     90,084,142.60   13.78     8.5019  83.028   3      62.264      8.880    26.761      647   55.716      15.255
Total:         5,303    653,909,518.78  100.00     7.7737  86.151   3      69.485     13.309     8.612      636   67.348       4.653


                                        Percent of
                          Principal    Principal                                                % NOO &                     % Second
Lien Position  Count      Balance      Balance     WAC     CLTV   Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80    Lien
First          4,482    623,486,081.15   95.35     7.6443  85.810   2      69.787     13.365     8.976      636   66.455       0.000
Second           821     30,423,437.63    4.65    10.4246  93.140   3      63.290     12.157     1.158      646   85.666     100.000
Total:         5,303    653,909,518.78  100.00     7.7737  86.151   3      69.485     13.309     8.612      636   67.348       4.653

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                                    Percent of
                                      Principal    Principal                                                  % NOO &
Principal Balance ($)       Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO
0.01 to 25,000.00            326      5,880,778.91    0.90    10.7047  93.204     5      49.264      5.555     5.101      645
25,000.01 to 50,000.00       606     23,364,829.09    3.57     9.5792  83.789     3      62.392     11.784    15.136      637
50,000.01 to 75,000.00       728     45,946,647.26    7.03     8.4159  84.230     3      69.074     11.256    13.303      630
75,000.01 to 100,000.00      810     71,364,870.43   10.91     7.9437  86.379     3      71.237     10.107     8.664      634
100,000.01 to 125,000.00     715     80,283,763.19   12.28     7.6822  86.820     2      71.506      8.215     8.292      633
125,000.01 to 150,000.00     605     82,859,132.11   12.67     7.6991  87.275     2      72.568      9.976     8.042      635
150,000.01 to 175,000.00     393     63,430,198.58    9.70     7.5843  86.590     2      70.483      9.687     6.592      634
175,000.01 to 200,000.00     313     58,591,422.42    8.96     7.6048  86.692     2      67.383     13.636     8.013      634
200,000.01 to 225,000.00     228     48,561,072.06    7.43     7.5490  86.053     2      71.540     13.656     9.610      634
225,000.01 to 250,000.00     155     36,897,141.48    5.64     7.5515  84.723     3      73.081     23.798     8.355      642
250,000.01 to 275,000.00      95     24,912,412.48    3.81     7.4113  88.420     2      73.658     18.930     7.302      637
275,000.01 to 300,000.00      95     27,341,231.68    4.18     7.4719  86.098     2      58.700     15.709     9.471      643
300,000.01 to 325,000.00      60     18,832,434.15    2.88     7.4634  86.255     3      68.430     23.291    10.094      656
325,000.01 to 350,000.00      57     19,264,198.80    2.95     7.4376  87.359     3      75.539     22.675     5.190      647
350,000.01 to 375,000.00      43     15,538,258.11    2.38     7.3982  84.000     3      62.690     16.300     4.658      646
375,000.01 to 400,000.00      35     13,595,530.80    2.08     7.4074  85.338     4      71.516     34.347     2.894      632
400,000.01 to 425,000.00      17      7,047,337.65    1.08     7.5599  83.888     4      70.760     11.716     6.027      619
425,000.01 to 450,000.00      10       4405261.120   0.670      7.400  79.491     2      59.703     20.254     0.000      644
450,000.01 to 475,000.00       3       1382557.000   0.210      8.122  73.821     3      34.092     34.092    65.908      624
475,000.01 to 500,000.00       9       4410441.460   0.670      6.992  77.858     3      33.883      0.000    10.784      654
Total:                     5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485     13.309     8.612      636


                                       % Second
Principal Balance ($)      % CLTV > 80    Lien
0.01 to 25,000.00            88.401      90.772
25,000.01 to 50,000.00       60.707      53.822
50,000.01 to 75,000.00       62.265      15.343
75,000.01 to 100,000.00      68.043       6.764
100,000.01 to 125,000.00     70.645       0.267
125,000.01 to 150,000.00     72.040       0.506
150,000.01 to 175,000.00     68.018       0.000
175,000.01 to 200,000.00     68.242       0.000
200,000.01 to 225,000.00     65.926       0.000
225,000.01 to 250,000.00     60.078       0.000
250,000.01 to 275,000.00     78.108       0.000
275,000.01 to 300,000.00     66.288       0.000
300,000.01 to 325,000.00     64.818       0.000
325,000.01 to 350,000.00     70.130       0.000
350,000.01 to 375,000.00     65.133       0.000
375,000.01 to 400,000.00     62.843       0.000
400,000.01 to 425,000.00     58.463       0.000
425,000.01 to 450,000.00     69.816       0.000
450,000.01 to 475,000.00      0.000       0.000
475,000.01 to 500,000.00     22.033       0.000
Total:                       67.348       4.653

Min: 6,649.74
Max: 499,589.34
Average: 123,309.36

                                          Percent of
Agency Balance               Principal    Principal                                               % NOO &                   % Second
Status            Count      Balance      Balance     WAC     CLTV   Age   % Cashout  % Stated   2nd Home   FICO % CLTV > 80   Lien
Conforming       5,139    592,353,177.73   90.59     7.8137  86.256   2      69.612    12.665     9.265      636   67.507      5.136
Non-Conforming     164     61,556,341.05    9.41     7.3880  85.148   3      68.254    19.509     2.326      640   65.824      0.000
Total:           5,303    653,909,518.78  100.00     7.7737  86.151   3      69.485    13.309     8.612      636   67.348      4.653


Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                                    Percent of
                                      Principal    Principal                                                  % NOO &
Mortgage Rate (%)          Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO
5.001 to 5.500                 2        325,316.49    0.05     5.3632  93.092     1      63.016      0.000     0.000      725
5.501 to 6.000                28      5,183,725.83    0.79     5.9141  77.128     2      51.812     19.134     0.000      694
6.001 to 6.500               164     28,520,170.56    4.36     6.4135  81.445     2      59.469     12.466     2.090      654
6.501 to 7.000               915    145,635,667.10   22.27     6.9101  86.387     2      70.764     12.396     2.510      644
7.001 to 7.500               988    145,076,384.09   22.19     7.3531  88.022     2      75.058     13.212     2.799      638
7.501 to 8.000             1,148    154,464,596.35   23.62     7.8408  87.804     2      75.303     13.108     7.993      631
8.001 to 8.500               580     73,403,937.97   11.23     8.3492  85.022     3      62.827     15.377    16.375      630
8.501 to 9.000               438     46,428,462.79    7.10     8.8378  81.540     3      61.186     11.436    30.733      629
9.001 to 9.500               230     18,317,700.69    2.80     9.3441  80.673     3      56.219     17.170    24.203      618
9.501 to 10.000              238     13,387,678.10    2.05     9.8724  86.265     3      63.853     11.639    17.439      626
10.001 to 10.500             148      7,347,806.20    1.12    10.3921  83.126     4      52.143     15.546    18.400      638
10.501 to 11.000             202      8,623,843.11    1.32    10.8782  85.746     4      61.414     14.268    11.132      620
11.001 to 11.500              66       2380907.180   0.360     11.278  93.487     4      57.268      3.345     3.245      632
11.501 to 12.000              50       1668378.780   0.260     11.913  89.373     4      44.154     30.139     3.369      631
12.001 to 12.500              31       1196122.420   0.180     12.368  88.630     6      44.279     39.111     3.759      630
12.501 to 13.000              52      1,424,562.96    0.22    12.8608  93.158     4      48.124     19.087     7.777      634
13.001 to 13.500              10        256528.390   0.040     13.328  94.121     4      69.258      0.000     0.000      626
13.501 to 14.000               7        154,963.24    0.02    13.7711  93.076     7     100.000     12.277     0.000      626
14.001 to 14.500               4         90,262.17    0.01    14.3106  90.255    12     100.000      0.000     0.000      622
14.501 to 15.000               2         22,504.36    0.00    14.9045  88.199    17      45.020      0.000     0.000      625
Total:                     5,303     653909518.780 100.000      7.774  86.151     3      69.485     13.309     8.612      636

                              % Second
Mortgage Rate (%) % CLTV > 80    Lien
5.001 to 5.500     100.000       0.000
5.501 to 6.000      32.130       0.254
6.001 to 6.500      45.025       0.093
6.501 to 7.000      66.726       0.036
7.001 to 7.500      74.958       0.122
7.501 to 8.000      75.310       0.258
8.001 to 8.500      63.430       1.034
8.501 to 9.000      53.281       5.117
9.001 to 9.500      45.616      17.598
9.501 to 10.000     62.116      48.994
10.001 to 10.500    52.831      61.182
10.501 to 11.000    63.860      68.588
11.001 to 11.500    87.018      90.619
11.501 to 12.000    78.267      81.100
12.001 to 12.500    76.259      82.100
12.501 to 13.000    82.314      98.991
13.001 to 13.500   100.000     100.000
13.501 to 14.000    80.946     100.000
14.001 to 14.500   100.000     100.000
14.501 to 15.000   100.000     100.000
Total:              67.348       4.653

Min: 5.130
Max: 14.990
Weighted Average: 7.774

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                        Percent of
Original Loan             Principal    Principal                                                % NOO &                     % Second
to Value Ratio(%) Count    Balance      Balance     WAC     CLTV     Age   % Cashout % Stated   2nd Home   FICO % CLTV > 80    Lien
0.01 to 5.00        10      149,697.94    0.02    10.0767  89.551     5      57.134   29.222     0.000      639   77.288     100.000
5.01 to 10.00      108    2,529,921.89    0.39    10.6939  85.806     4      69.734   10.354     0.000      633   77.534      95.135
10.01 to 15.00     153    5,261,098.59    0.80    10.4878  85.299     3      68.615   14.755     2.416      636   76.195      98.446
15.01 to 20.00     459   17,394,654.59    2.66    10.4213  94.360     3      52.730   10.846     1.295      649   88.422      97.337
20.01 to 25.00      55    2,576,845.96    0.39    10.0296  83.220     4      87.373   16.971     0.000      642   64.119      90.419
25.01 to 30.00      27    1,637,941.71    0.25     9.7188  80.948     3      96.273   13.975     0.000      629   67.146      87.481
30.01 to 35.00      26    1,630,545.01    0.25     9.7315  77.891     4      90.949    0.000     3.055      646   71.813      71.813
35.01 to 40.00      25    2,641,975.60    0.40     7.9444  44.725     2      42.036   31.452    10.913      661    8.591      14.244
40.01 to 45.00      18    1,641,279.71    0.25     8.0006  48.684     3      65.768   34.176    29.520      648   11.989      11.989
45.01 to 50.00      41    4,143,971.78    0.63     7.9123  49.649     3      58.118   15.750    21.318      620    3.532       3.532
50.01 to 55.00      51    5,385,139.78    0.82     7.7390  54.074     3      78.159   24.512    18.092      631    1.911       1.911
55.01 to 60.00      76    8,018,699.74    1.23     7.9793  58.050     3      76.877   18.756    23.970      616    0.000       0.000
60.01 to 65.00     113    15029640.270   2.300      7.788  62.741     3      73.784   33.884    22.967      635    0.000       0.000
65.01 to 70.00     197    26281499.320   4.020      8.177  68.567     3      70.088   18.215    36.096      628    0.000       0.000
70.01 to 75.00     297    42095057.210   6.440      7.900  73.372     3      69.183   28.278    29.766      632    0.000       0.000
75.01 to 80.00     758  103,371,932.08   15.81     7.5530  79.267     3      58.539   27.770    14.189      635    0.209       0.000
80.01 to 85.00     544    73569293.420  11.250      7.790  84.138     2      79.408   19.947     9.554      615  100.000       0.000
85.01 to 90.00     925  133,705,701.12   20.45     7.5449  89.452     2      72.575    9.515     2.271      624  100.000       0.000
90.01 to 95.00     480   70,892,832.54   10.84     7.4818  93.845     2      74.440    0.832     0.267      636  100.000       0.000
95.01 to 100.00    940  135,951,790.52   20.79     7.5797  99.662     2      67.727    0.037     0.714      662  100.000       0.000
Total:           5,303   653909518.780 100.000      7.774  86.151     3      69.485   13.309     8.612      636   67.348       4.653

Min: 3.18
Max: 100.00
Weighted Average: 82.71

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

Combined Loan                            Percent of
to Value                     Principal    Principal                                               % NOO &                   % Second
Ratio (%)         Count      Balance      Balance     WAC     CLTV     Age  % Cashout % Stated   2nd Home   FICO % CLTV > 80   Lien
5.01 to 10.00        2        123,084.31    0.02     9.0042  10.000     2    100.000    0.000     0.000      634    0.000      0.000
10.01 to 15.00       3         81,731.44    0.01    10.9126  13.691     4    100.000    0.000     0.000      568    0.000      0.000
15.01 to 20.00      10        473,205.18    0.07     9.4952  18.258     2     73.464   27.883     0.000      599    0.000      2.097
20.01 to 25.00       5        246,889.68    0.04     7.7761  22.729     3    100.000    0.000     0.000      588    0.000      0.000
25.01 to 30.00       4        304,608.33    0.05     7.8019  27.775     3    100.000   32.680     0.000      609    0.000     32.680
30.01 to 35.00       7        519,373.31    0.08     8.6312  32.887     4    100.000   11.509     9.592      624    0.000     11.509
35.01 to 40.00      22      2,315,423.22    0.35     7.7155  37.574     2     33.861   31.587    12.452      660    0.000      2.150
40.01 to 45.00      15      1,444,508.13    0.22     7.8389  42.288     3     61.105   38.832    33.541      650    0.000      0.000
45.01 to 50.00      40      4,023,963.11    0.62     7.8052  47.934     3     58.024   15.064    21.954      619    0.000      0.655
50.01 to 55.00      52      5,397,513.44    0.83     7.7828  53.171     3     77.376   25.289    18.884      631    0.000      2.136
55.01 to 60.00      78      8,143,639.13    1.25     8.0040  58.055     3     77.232   19.389    23.602      616    0.000      1.534
60.01 to 65.00     121      15398301.840   2.350      7.843  62.751     3     73.188   33.769    22.417      635    0.000      2.394
65.01 to 70.00     211      27105665.080   4.150      8.234  68.543     3     70.643   19.636    35.353      628    0.000      3.041
70.01 to 75.00     318      43111243.990   6.590      7.956  73.380     3     69.849   28.685    29.176      632    0.000      2.357
75.01 to 80.00     793    105,038,104.81   16.06     7.5943  79.250     3     58.908   28.078    13.964      635    0.205      1.586
80.01 to 85.00     569      74684263.610  11.420      7.822  84.130     2     79.609   20.246     9.476      615  100.000      1.493
85.01 to 90.00   1,012    136,679,611.09   20.90     7.6102  89.446     2     72.704    9.408     2.221      624  100.000      2.176
90.01 to 95.00     578     74,762,852.26   11.43     7.6313  93.859     2     74.415    0.814     0.253      636  100.000      5.176
95.01 to 100.00  1,463    154,055,536.82   23.56     7.9238  99.669     2     65.825    0.601     0.705      662  100.000     11.751
Total:           5,303     653909518.780 100.000      7.774  86.151     3     69.485   13.309     8.612      636   67.348      4.653

Min: 10.00
Max: 100.00
Weighted Average: 86.15

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                      Percent of
                        Principal    Principal                                                  % NOO &                     % Second
FICO Score    Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80    Lien
501 to 525       2        182,530.04    0.03     9.7693  58.418     2     100.000      0.000    71.172      525    0.000       0.000
526 to 550     197     23,851,620.45    3.65     8.2643  77.362     2      83.495      0.352     2.387      539   44.809       0.000
551 to 575     340     41,856,112.33    6.40     8.0696  80.015     3      80.431      2.471     2.669      565   55.669       0.720
576 to 600     593     74,502,399.30   11.39     7.8293  81.891     2      77.730      8.262     6.328      589   60.894       1.909
601 to 625   1,091    133,524,411.44   20.42     7.7719  86.438     2      74.152     11.823     5.020      614   70.813       4.903
626 to 650   1,295     154630253.390  23.650      7.856  88.555     3      68.256     14.552     6.242      637   72.025       7.427
651 to 675     858     104297756.420  15.950      7.669  89.719     3      68.476     16.654    11.511      662   74.912       5.624
676 to 700     443      57705854.180   8.820      7.499  86.850     3      60.018     20.775    13.902      686   67.491       3.961
701 to 725     239     32,355,652.92    4.95     7.5137  85.285     3      61.570     19.934    21.478      712   59.728       3.169
726 to 750     130      15972856.730   2.440      7.478  86.562     3      41.399     22.329    13.308      736   65.294       5.264
751 to 775      77     10,833,776.99    1.66     7.6457  86.880     2      37.670     10.274    30.097      760   58.108       2.786
876 to 800      35      4,020,151.12    0.61     7.7936  81.706     3      36.519     24.374    23.481      787   46.335       8.689
801 to 825       3        176,143.47    0.03     8.0831  74.786     1       0.000      0.000    69.367      806   71.614       0.000
Total:       5,303     653909518.780 100.000      7.774  86.151     3      69.485     13.309     8.612      636   67.348       4.653

Min: 525
Max: 810
Weighted Average: 636


                                       Percent of
Original Term            Principal    Principal                                                % NOO &                     % Second
 (Months)     Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated 2nd Home   FICO % CLTV > 80    Lien
37 to 48          1        238742.040   0.040      9.240  75.000     6     100.000    100.000   0.000      600    0.000       0.000
49 to 60         35       4721049.590   0.720      9.060  70.087     3      24.674      0.000  84.999      661    0.793       0.793
73 to 84          1         20624.720   0.000      9.500  99.146     1     100.000      0.000   0.000      654  100.000     100.000
109 to 120      157     20,807,532.98    3.18     8.9366  69.428     3      41.863      2.358  79.701      672    3.918       2.495
133 to 144        1        124613.600   0.020      8.250  92.685     1     100.000      0.000   0.000      595  100.000       0.000
169 to 180    1,156     90,372,327.43   13.82     8.3946  86.408     3      72.171     10.487   8.534      639   70.502      22.867
229 to 240      370     24,479,193.40    3.74     8.5922  87.450     3      80.282     12.862   2.854      639   71.641      36.853
289 to 300        5        765,343.53    0.12     7.3217  91.226     3     100.000      0.000   0.000      636  100.000       0.000
349 to 360    3,577     512380091.490  78.360      7.566  86.867     2      69.961     14.379   5.330      634   69.750       0.031
Total:        5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485     13.309   8.612      636   67.348       4.653

Min: 48
Max: 360
Weighted Average: 321

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

Remaining Term                         Percent of
to Maturity                Principal   Principal                                                % NOO &                     % Second
(Months)        Count      Balance     Balance     WAC     CLTV     Age   % Cashout % Stated   2nd Home   FICO % CLTV > 80    Lien
37 to 48           1        238,742.04   0.04     9.2400  75.000     6     100.000  100.000     0.000      600    0.000       0.000
49 to 60          35      4,721,049.59   0.72     9.0603  70.087     3      24.674    0.000    84.999      661    0.793       0.793
73 to 84           1         20,624.72   0.00     9.5000  99.146     1     100.000    0.000     0.000      654  100.000     100.000
97 to 108          7        626,418.01   0.10     9.1480  66.456    16      72.871    3.031    94.810      696    5.190       5.190
109 to 120       150      20181114.970  3.090      8.930  69.521     3      40.900    2.337    79.232      672    3.879       2.411
133 to 144         1        124613.600  0.020      8.250  92.685     1     100.000    0.000     0.000      595  100.000       0.000
157 to 168        36       2887948.800  0.440      9.310  81.247     6      47.945   17.951    19.304      641   58.126      14.911
169 to 180     1,120     87,484,378.63  13.38     8.3644  86.578     3      72.970   10.240     8.178      639   70.911      23.130
217 to 228         8        588812.380  0.090      8.574  81.983     5      65.211    0.000     6.396      642   43.703      19.133
229 to 240       362     23,890,381.02   3.65     8.5926  87.584     3      80.654   13.179     2.767      639   72.330      37.289
289 to 300         5        765,343.53   0.12     7.3217  91.226     3     100.000    0.000     0.000      636  100.000       0.000
325 to 336         1         23,697.12   0.00    10.7400  74.750    24       0.000    0.000     0.000      591    0.000       0.000
337 to 348        33       3984991.140  0.610      8.658  84.032     4      57.029   22.986     9.702      612   57.424       0.000
349 to 360     3,543    508,371,403.23  77.74     7.5570  86.889     2      70.066   14.312     5.296      634   69.849       0.031
Total:         5,303    653,909,518.78 100.00     7.7737  86.151     3      69.485   13.309     8.612      636   67.348       4.653

Min: 42
Max: 360
Weighted Average: 318


                                         Percent of
                           Principal    Principal                                                % NOO &                   % Second
Seasoning (Months) Count   Balance      Balance     WAC     CLTV     Age   % Cashout % Stated   2nd Home   FICO % CLTV > 80  Lien
0                    376  48,998,741.84    7.49     7.5478  86.797     0      58.991   13.344     4.643      632   68.654     1.562
1 to 12            4,852  598294560.270  91.500      7.778  86.149     3      70.430   13.293     8.822      636   67.357     4.863
13 to 24              75   6,616,216.67    1.01     9.0200  81.602    15      61.694   14.501    19.021      634   56.935     8.550
Total:             5,303 653,909,518.78  100.00     7.7737  86.151     3      69.485   13.309     8.612      636   67.348     4.653

Min: 1
Max: 24
Weighted Average: 3

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                         Percent of
                           Principal    Principal                                                  % NOO &
Property Type   Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80
Single Family   4,575    554,384,185.30   84.78     7.7008  87.399     2      71.602     12.797     3.193      634   72.198
Duplex            228     35,048,080.21    5.36     7.8014  80.599     3      76.842     26.349    18.239      633   47.948
Condo             222      25634157.280   3.920      7.789  86.635     3      57.748     18.780    12.813      647   64.917
Mixed Use         108     16,499,713.63    2.52     9.1019  68.543     3      38.468      4.244    81.518      670    0.000
6 Family/Units     43      6,306,870.21    0.96     8.7699  69.074     3      41.680      0.000    89.526      689    0.000
Quadruplex         31      4,861,165.88    0.74     8.2119  82.471     2      39.334      3.177    61.752      661   40.068
Triplex            24      2,746,698.52    0.42     8.3341  81.563     2      56.457     20.367    67.512      657   61.301
Townhouse          21      2,217,593.08    0.34     8.1880  90.473     6      44.723     12.943    13.112      653   91.875
5 Family/Units     12      2,187,760.07    0.33     9.0094  71.773     3      12.672      0.000    79.937      653    5.561
Row Home           27      1,444,699.63    0.22     8.7323  82.781     3      53.563     23.215    25.504      621   62.684
7 Family/Units      6      1,244,773.22    0.19     8.2142  62.865     1      40.666      0.000   100.000      690    0.000
10 Family/Units     2        640,591.13    0.10     9.4292  72.330     4       0.000      0.000   100.000      685    0.000
9 Family/Units      3        506,528.43    0.08     8.7562  58.019     4     100.000      0.000   100.000      653    0.000
8 Family/Units      1        186702.190   0.030      7.990  75.000     4     100.000      0.000   100.000      653    0.000
Total:          5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485     13.309     8.612      636   67.348



                                                Percent of
                                  Principal    Principal                                                % NOO &
Loan Purpose            Count      Balance      Balance     WAC     CLTV     Age   % Cashout % Stated   2nd Home   FICO % CLTV > 80
Cashout                3,606    454,366,130.06   69.48     7.7251  86.240     2     100.000   13.338     6.000      630   69.518
Purchase               1,106    123,851,742.67   18.94     8.0275  86.187     3       0.000   13.711    18.727      657   58.625
Refinance (Rate/Term)    591      75691646.050  11.580      7.650  85.561     3       0.000   12.481     7.743      638   68.596
Total:                 5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485   13.309     8.612      636   67.348


                                             Percent of
                               Principal    Principal                                                  % NOO &
Occupancy Type      Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80
Owner Occupied      4,809    597,593,321.32   91.39     7.7103  87.266     2      71.471     13.125     0.000      633   71.789
Non Owner Occupied    458     52,322,341.51    8.00     8.4859  73.554     3      48.678     15.122   100.000      663   17.164
Second Home            36      3,993,855.95    0.61     7.9221  84.407     3      44.875     17.112   100.000      679   60.303
Total:              5,303     653909518.780 100.000      7.774  86.151     3      69.485     13.309     8.612      636   67.348

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                        Percent of
Documentation             Principal    Principal                                                  % NOO &
Type           Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80
Full Doc       4,520    537,399,823.37   82.18     7.7528  87.691     2      69.938      0.000     7.964      634   72.847
SI               600     87,029,740.85   13.31     7.8391  77.863     3      69.633    100.000     9.877      654   34.033
AIV              134     22,422,744.59    3.43     7.7384  84.527     3      62.762      0.000    16.134      629   74.420
Lite              49       7057209.970   1.080      8.665  76.275     3      54.508      0.000    18.481      632   37.009
Total:         5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485     13.309     8.612      636   67.348



                                       Percent of
                         Principal    Principal                                                % NOO &                     % Second
Credit Grade   Count      Balance      Balance     WAC     CLTV     Age   % Cashout % Stated   2nd Home   FICO % CLTV > 80    Lien
A             4,143    510,851,263.90   78.12     7.7071  87.906     3      66.962   15.404     9.806      652   71.243       5.596
B               946    118,897,062.07   18.18     7.9245  80.835     3      78.944    6.803     4.988      580   58.624       1.524
C               214     24,161,192.81    3.69     8.4378  75.207     3      76.279    1.029     1.212      569   27.942       0.105
Total:        5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485   13.309     8.612      636   67.348       4.653

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                       Percent of
Geographic               Principal    Principal                                                  % NOO &
Location      Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80
California      602     94,912,818.26   14.51     7.6707  83.837     3      66.280     25.837     3.757      642   54.587
Illinois        268     40,016,137.84    6.12     7.8037  86.693     3      74.469     12.927     4.372      628   72.853
Michigan        361     38,998,323.36    5.96     7.6419  85.587     2      65.521     16.210     2.242      634   59.384
Ohio            346     37,670,073.75    5.76     7.5691  90.928     2      82.314      8.597     4.676      636   84.381
Pennsylvania    387     36,055,256.67    5.51     8.0249  84.098     3      62.235      8.899    16.554      639   64.453
North Carolina  279     35,398,948.12    5.41     7.6678  88.069     2      69.877      8.546     4.676      632   77.153
New Jersey      204     32,852,328.31    5.02     8.3818  78.871     3      56.016     14.828    31.213      634   40.702
New York        157     28,671,393.02    4.38     7.3636  82.991     2      89.813     26.423     1.452      623   63.168
Virginia        212     28,129,569.53    4.30     7.5608  89.484     2      80.713      6.551     3.018      641   77.219
Massachusetts   140     23,506,129.24    3.59     8.0262  78.223     3      75.921     26.154    27.824      636   42.203
Maryland        178     23,342,520.13    3.57     7.7360  87.316     3      75.965      5.554     3.294      624   78.429
Missouri        209     17,592,450.30    2.69     8.0072  88.626     3      60.029      8.433    12.569      632   77.641
Florida         147     15,721,839.56    2.40     7.7956  87.972     3      75.435     12.472     3.463      628   73.142
Minnesota        97     15,459,515.74    2.36     7.7487  88.714     2      80.799      8.624    13.232      638   75.932
Connecticut     109     15,007,998.55    2.30     8.2292  82.805     3      60.124     16.206    33.582      648   56.214
Wisconsin       128     14,834,004.36    2.27     7.7200  86.370     2      59.235      6.042     2.246      627   71.617
Indiana         154     14,325,607.20    2.19     7.4182  91.091     2      82.702      7.625     2.894      638   79.741
South Carolina  124     12,825,121.19    1.96     7.6259  89.501     2      73.870      7.234     2.716      633   84.210
Kentucky        126     12,640,300.70    1.93     7.4498  92.331     2      70.555      3.441     2.628      646   85.381
Arizona         111     12,232,319.57    1.87     7.7446  89.796     2      61.667      4.896     5.031      645   77.180
Tennessee       118     12,158,032.34    1.86     7.6817  90.991     2      62.539      4.102     2.351      637   83.741
Kansas          108     10,414,455.54    1.59     8.0391  91.051     3      63.114      3.755     2.730      632   90.277
South Dakota    103     10,190,602.63    1.56     7.8135  85.676     2      62.910     23.437     5.134      643   63.661
Colorado         76      9,194,127.91    1.41     7.9136  91.501     3      77.998      4.917     0.000      633   85.958
Nevada           68      9,213,489.03    1.41     7.7234  88.125     2      52.948      6.285    12.690      642   67.572
Washington       76      8,513,660.76    1.30     7.8683  86.874     2      51.396      6.417     5.154      631   63.315
Rhode Island     62       8314572.600   1.270      8.298  75.484     3      55.877     10.664    54.879      653   28.568
Utah             40      4,808,957.17    0.74     7.7412  93.293     3      68.858      5.249     2.246      656   79.052
Delaware         43      4,798,114.91    0.73     7.7007  82.946     3      68.038     16.674     8.131      623   62.147
Oregon           38      4,409,113.51    0.67     7.7413  90.786     4      62.411      0.000     0.000      634   92.006
Iowa             50       4267956.000   0.650      7.860  91.334     3      60.844      2.970     2.846      653   85.800
Montana          28      3,599,927.83    0.55     7.6843  82.044     2      76.778     15.358    14.526      639   60.175
Nebraska         31      2,323,238.43    0.36     8.0245  87.124     3      78.892      2.231     5.520      674   65.695
Oklahoma         32      2,313,360.45    0.35     8.1890  87.703     3      83.418      3.929    10.098      626   79.267
Texas            17      2,148,434.51    0.33     7.7910  86.581     3      18.136     21.637     6.574      635   64.390
New Hampshire    15      1,659,644.14    0.25     8.2695  77.900     4      69.187      7.235    50.806      647   42.142
Idaho            18      1,459,267.61    0.22     7.8660  85.021     2      47.136      6.829     6.159      674   62.831
New Mexico       15      1,453,443.19    0.22     7.9030  88.567     4      63.984      7.132     0.000      624   82.460
North Dakota     18      1,465,657.47    0.22     8.0422  85.799     3      77.071     13.051    12.623      636   64.240
Georgia           3        601,003.06    0.09     7.6140  99.512     3      29.792      0.000     0.000      628  100.000
Maine             3        165,252.41    0.03     7.4611  87.887     2     100.000     30.135     0.000      670   69.865
Alaska            1        150,523.53    0.02     6.4900  90.000     1     100.000      0.000     0.000      638  100.000
Wyoming           1         94,028.35    0.01     7.0000  89.151     6     100.000      0.000     0.000      668  100.000
Total:        5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485     13.309     8.612      636   67.348

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

Prepayment                Percent of
Penalty Period            Principal    Principal                                                  % NOO &                   % Second
(Months)       Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80  Lien
No Prepayment
 Penalty       1,320    130,568,796.51   19.97     7.9931  84.918     2      61.099     10.898    11.275      635   65.307     7.524
6                  1        179,147.89    0.03     8.9900  85.000    18       0.000      0.000     0.000      582  100.000     0.000
12               386     64,575,074.09    9.88     7.7272  83.925     3      75.076     22.612     8.933      636   61.443     6.046
24             1,188    163,076,249.16   24.94     7.6214  86.808     3      58.853     14.893     4.269      632   65.317     2.640
36             1,821    222,354,646.15   34.00     7.8461  85.855     3      74.866     11.593    12.099      641   67.253     4.577
42                18      2,499,114.20    0.38     7.8135  82.495     4      95.850      5.755    22.805      668   45.331     0.000
48                 7      1,116,402.62    0.17     6.9533  90.429     2     100.000     13.282     0.000      631   92.144     0.000
60               559     69,058,349.71   10.56     7.5362  90.075     2      86.411     11.354     1.819      632   82.115     3.142
Other              3        481,738.45    0.07     7.9287  80.748     2     100.000      0.000    28.510      611   71.490     9.106
Total:         5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485     13.309     8.612      636   67.348     4.653

Min: 6
Max: 72
Weighted Average: 33


                                   Percent of
                     Principal    Principal                                                  % NOO &                     % Second
Loan Type Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80    Lien
ARM 2/28  1,615    238,315,580.46   36.44     7.5732  85.730     2      61.306     14.679     4.752      628   64.296       0.000
ARM 3/27     38       6627322.060   1.010      7.499  91.102     4      66.838     11.609     2.513      646   80.724       0.000
BALL 4        1        238,742.04    0.04     9.2400  75.000     6     100.000    100.000     0.000      600    0.000       0.000
BALL 5       31       4683591.530   0.720      9.060  69.877     3      24.366      0.000    85.679      661    0.000       0.000
BALL10      124     19,524,109.23    2.99     8.9650  68.856     4      38.996      2.364    84.281      676    0.623       0.000
BALL15      726     65,637,699.80   10.04     8.3217  88.210     3      71.752     11.120     5.545      638   76.282      20.936
FR10         34      1,304,048.47    0.20     8.5211  78.468     3      85.695      2.231     9.858      619   54.772      41.394
FR15        431      24859241.230   3.800      8.587  81.679     3      73.416      8.760    16.382      643   55.388      27.852
FR20        370     24,479,193.40    3.74     8.5922  87.450     3      80.282     12.862     2.854      639   71.641      36.853
FR25          5        765343.530   0.120      7.322  91.226     3     100.000      0.000     0.000      636  100.000       0.000
FR30      1,924    267,437,188.97   40.90     7.5608  87.775     2      77.751     14.180     5.915      638   74.338       0.060
FR5           4         37,458.06    0.01     9.1371  96.292     4      63.221      0.000     0.000      688  100.000     100.000
Total:    5,303    653,909,518.78  100.00     7.7737  86.151     3      69.485     13.309     8.612      636   67.348       4.653


                                          Percent of
                            Principal    Principal                                                 % NOO &                  % Second
Index Name      Count      Balance      Balance     WAC     CLTV     Age   % Cashout  % Stated   2nd Home   FICO % CLTV > 80   Lien
'6 MONTH LIBOR'  1,653    244,942,902.52  100.00     7.5712  85.875     3      61.455    14.596     4.691      628   64.740    0.000
Total:           1,653     244942902.520 100.000      7.571  85.875     3      61.455    14.596     4.691      636   64.740    0.000

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                          Percent of
Gross Margins               Principal    Principal                                                % NOO &                   % Second
 Distribution    Count      Balance      Balance     WAC     CLTV     Age   % Cashout % Stated   2nd Home   FICO % CLTV > 80  Lien
3.501 to 4.000       1        332390.480   0.140      8.500  83.250     3     100.000  100.000     0.000      650  100.000     0.000
4.001 to 4.500       1        322,847.06    0.13     6.6250  80.000     4     100.000    0.000     0.000      604    0.000     0.000
4.501 to 5.000      69     12,207,220.70    4.98     7.1208  87.358     4      70.018    5.116     0.205      630   71.624     0.000
5.001 to 5.500      51      8,091,753.19    3.30     7.2836  83.485     4      67.696    7.689     1.054      624   58.518     0.000
5.501 to 6.000     154     27,746,321.21   11.33     7.1472  85.345     3      68.453   22.889     3.771      640   63.235     0.000
6.001 to 6.500     697    100,126,103.56   40.88     7.5997  85.499     2      59.232   13.178     7.691      627   65.819     0.000
6.501 to 7.000     146     25,723,937.01   10.50     7.5942  85.304     3      59.087   15.901     2.999      625   58.081     0.000
7.001 to 7.500     106     17,776,343.28    7.26     7.5114  86.398     3      53.709   17.289     1.250      627   62.735     0.000
7.501 to 8.000     135     17,813,531.32    7.27     7.5049  87.035     2      70.499   11.951     1.164      632   66.089     0.000
8.001 to 8.500     113     15,169,748.24    6.19     7.6890  89.242     2      47.654   10.400     0.743      635   75.908     0.000
8.501 to 9.000      92     10,771,297.84    4.40     8.1644  87.524     2      64.711   15.627     3.972      621   68.945     0.000
9.001 to 9.500      46       4745070.760   1.940      8.323  83.189     3      70.769   21.171     9.293      623   49.018     0.000
9.501 to 10.000     25      2,861,429.79    1.17     8.9753  84.022     2      61.144   18.396     4.902      585   60.681     0.000
10.001 to 10.500     9        771,161.47    0.31     9.1520  78.828     1      64.865   38.162    14.431      612   41.437     0.000
10.501 to 11.000     6        386,620.99    0.16    10.2962  79.137     4      88.176   51.981    38.548      622   33.574     0.000
12.001 to 12.500     2         97,125.62    0.04    11.1228  69.503     3     100.000   48.906    51.094      544    0.000     0.000
Total:           1,653    244,942,902.52  100.00     7.5712  85.875     3      61.455   14.596     4.691      628   64.740     0.000

Min: 3.900
Max: 12.400
Weighted Average: 6.817

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                           Percent of
Max Rate                     Principal    Principal                                              % NOO &                   % Second
Distribution      Count      Balance      Balance     WAC     CLTV   Age   % Cashout   % Stated 2nd Home FICO % CLTV > 80    Lien
10.001 to 10.500      1        111,564.09    0.05     7.2000  80.000   4       0.000      0.000   0.000    625    0.000       0.000
11.001 to 11.500      5        989,705.30    0.40     6.3177  80.765   2      53.297      0.000   0.000    649   12.157       0.000
11.501 to 12.000      9      1,714,607.50    0.70     6.2730  75.383   2      44.613     17.927   0.000    675   38.295       0.000
12.001 to 12.500     65     11,564,011.62    4.72     6.5030  82.862   2      61.987     16.854   2.375    649   49.576       0.000
12.501 to 13.000    249     43,210,824.03   17.64     6.8691  83.940   2      59.028     12.653   4.388    640   56.377       0.000
13.001 to 13.500    303     46,824,711.49   19.12     7.2340  87.256   2      58.894     12.842   2.298    634   72.075       0.000
13.501 to 14.000    415     61,969,207.27   25.30     7.6081  88.065   2      62.892     11.121   4.852    629   71.195       0.000
14.001 to 14.500    240     34,603,853.84   14.13     7.9548  86.639   3      61.640     18.408   5.596    624   67.511       0.000
14.501 to 15.000    182     23,159,101.59    9.45     8.2563  85.561   3      64.397     16.012   7.964    618   64.124       0.000
15.001 to 15.500     94     11,543,306.47    4.71     8.7760  83.041   3      66.808     27.383   6.365    602   59.714       0.000
15.501 to 16.000     56      6,688,391.65    2.73     9.1107  82.474   4      63.104     11.684   6.904    581   61.289       0.000
16.001 to 16.500     13      1,228,643.87    0.50     9.6588  82.635   6      70.254     33.108   0.000    587   29.410       0.000
16.501 to 17.000     14        974,742.26    0.40    10.0570  73.000   6      72.795     61.216  21.599    602   24.114       0.000
17.001 to 17.500      2         91,892.72    0.04    10.6848  64.344   3     100.000     56.517   0.000    573    0.000       0.000
17.501 to 18.000      3        160,027.58    0.07    11.4330  75.861   1      76.550     29.683   0.000    546   23.450       0.000
18.001 to 18.500      2        108,311.24    0.04    11.7918  69.236  11      45.817      0.000  45.817    540    0.000       0.000
Total:            1,653    244,942,902.52  100.00     7.5712  85.875   3      61.455     14.596   4.691    628   64.740       0.000

Min: 10.200
Max: 18.250
Weighted Average: 13.816

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

                                         Percent of
Floor Rate                  Principal    Principal                                                % NOO &                   % Second
Distribution     Count      Balance      Balance     WAC     CLTV     Age   % Cashout % Stated   2nd Home   FICO % CLTV > 80  Lien
5.001 to 5.500       1        120,316.49    0.05     5.1300  90.000     2       0.000    0.000     0.000      784  100.000     0.000
5.501 to 6.000      15      2,679,687.38    1.09     5.8789  78.494     2      44.204    8.096     0.000      687   37.841     0.000
6.001 to 6.500     102     17,602,683.09    7.19     6.3998  83.726     2      52.807    8.457     1.560      653   48.855     0.000
6.501 to 7.000     338     57,761,556.08   23.58     6.8904  84.481     2      55.884   11.706     3.282      640   55.172     0.000
7.001 to 7.500     358     55,614,154.68   22.70     7.3631  87.455     2      61.148   16.057     1.604      633   73.512     0.000
7.501 to 8.000     412     59,388,027.80   24.25     7.8561  88.115     2      67.656   12.919     6.647      625   74.464     0.000
8.001 to 8.500     202     28,017,320.56   11.44     8.3605  85.747     3      64.925   22.259     7.747      613   65.407     0.000
8.501 to 9.000     126     14,819,768.82    6.05     8.8281  83.697     4      67.086   16.065     7.023      598   63.127     0.000
9.001 to 9.500      55      5,481,957.00    2.24     9.3462  81.357     3      58.988   19.156    12.490      585   49.556     0.000
9.501 to 10.000     25      2,225,621.36    0.91     9.7854  80.952     4      55.376   23.990    21.978      571   53.429     0.000
10.001 to 10.500     6        456,782.72    0.19    10.3759  78.878     9      95.937   53.926     0.000      566   19.257     0.000
10.501 to 11.000     8        514,230.36    0.21    10.8535  76.216     5      74.622   45.640     8.890      585   30.443     0.000
11.001 to 11.500     2         89,582.98    0.04    11.1920  66.559     3     100.000    0.000    55.396      537    0.000     0.000
11.501 to 12.000     2        112,527.00    0.05    11.6200  78.335     0      66.651    0.000     0.000      540   33.349     0.000
12.001 to 12.500     1         58,686.20    0.02    12.2500  69.412    18       0.000    0.000     0.000      550    0.000     0.000
Total:           1,653    244,942,902.52  100.00     7.5712  85.875     3      61.455   14.596     4.691      628   64.740     0.000

Min: 5.130
Max: 12.250
Weighted Average: 7.570


Initial Periodic                          Percent of
Rate Cap                     Principal    Principal                                               % NOO &                   % Second
Distribution      Count      Balance      Balance     WAC     CLTV  Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80  Lien
1                     2        333,365.33    0.14     7.0695  84.929  2      60.166     60.166     0.000      636   39.834     0.000
1.5                  35      7,310,047.41    2.98     7.4718  89.622  5      72.252      8.694     4.162      639   76.016     0.000
2                     6      1,083,125.94    0.44     8.3319  84.975 10      34.945      0.000     6.649      607   50.008     0.000
3                 1,607    235,409,846.86   96.11     7.5722  85.763  2      61.279     14.535     4.721      628   64.502     0.000
4.3                   1        106,093.45    0.04     7.2500  89.958  6     100.000      0.000     0.000      611  100.000     0.000
4.4                   1        393,851.48    0.16     7.3750  90.000  7       0.000    100.000     0.000      631  100.000     0.000
5.4                   1        306,572.05    0.13     7.3750  80.000  6     100.000    100.000     0.000      671    0.000     0.000
Total:            1,653    244,942,902.52  100.00     7.5712  85.875  3      61.455     14.596     4.691      628   64.740     0.000

Min: 1.000
Max: 5.400
Weighted Average: 2.954

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
All Loans                                                          5,303 records
                                                            Balance: 653,909,519
================================================================================

Subsequent
Periodic                               Percent of
Rate Cap                  Principal    Principal                                                % NOO &                    % Second
Distribution   Count      Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated 2nd Home   FICO % CLTV > 80   Lien
1               919    141,352,239.60   57.71     7.5569  85.791     3      63.440     18.162   2.765      630   60.513      0.000
1.5             733    103,379,982.66   42.21     7.5901  85.991     2      58.867      9.751   7.334      626   70.447      0.000
2                 1        210,680.26    0.09     7.8750  85.000    12       0.000      0.000   0.000      685  100.000      0.000
Total:        1,653    244,942,902.52  100.00     7.5712  85.875     3      61.455     14.596   4.691      628   64.740      0.000

Min: 1.000
Max: 2.000
Weighted Average: 1.212


Months to                                Percent of
Next Adjustment             Principal    Principal                                              % NOO &                     % Second
Distribution    Count      Balance      Balance     WAC     CLTV     Age   % Cashout % Stated 2nd Home   FICO % CLTV > 80    Lien
1 to 12            22      2,475,474.91    1.01     8.7186  83.736    14      46.382    9.188   1.009      593   59.235       0.000
13 to 24        1,595    236,117,095.66   96.40     7.5637  85.750     2      61.464   14.802   4.785      628   64.292       0.000
25 to 36           36      6,350,331.95    2.59     7.4000  91.355     4      67.008    9.054   2.622      648   83.546       0.000
Total:          1,653    244,942,902.52  100.00     7.5712  85.875     3      61.455   14.596   4.691      628   64.740       0.000

Min: 6
Max: 36
Weighted Average: 22


Balloon                              Percent of
Term                    Principal    Principal                                                  % NOO &                     % Second
Distribution   Count    Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80    Lien
48               1        238,742.04    0.27     9.2400  75.000     6     100.000    100.000     0.000      600    0.000       0.000
60              31      4,683,591.53    5.20     9.0597  69.877     3      24.366      0.000    85.679      661    0.000       0.000
120            124     19,524,109.23   21.67     8.9650  68.856     4      38.996      2.364    84.281      676    0.623       0.000
180            726     65,637,699.80   72.86     8.3217  88.210     3      71.752     11.120     5.545      638   76.282      20.936
Total:         882     90,084,142.60  100.00     8.5019  83.028     3      62.264      8.880    26.761      647   55.716      15.255


                                 Percent of
MGIC MI             Principal    Principal                                                  % NOO &                     % Second
coverage     Count    Balance      Balance     WAC     CLTV     Age   % Cashout   % Stated   2nd Home   FICO % CLTV > 80    Lien
Eligible      1,700   241,678,941.46   36.96   7.5116   89.868   2      65.311     8.764     3.538       639  100.000      0.000
Not Eligible  3,603   412,230,577.32   63.04   7.9273   83.972   3      71.931    15.974    11.587       634   48.206      7.380
Total:        5,303   653,909,518.78  100.00   7.7737   86.151   3      69.485    13.309     8.612       636   67.348      4.653


Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.